Exhibit 99.2

Owens & Minor, Inc.

Consolidated Statements of Income (unaudited)

(in thousands)

	2010 Quarterly Data
	9/30/2010	6/30/2010	3/31/2010

Net revenue	$2,063,879	$2,019,893	$1,969,670
Cost of goods sold	1,859,925	1,820,953	1,772,669

Gross margin	203,954	198,940	197,001
Selling, general and administrative expenses	141,569	140,340	141,713
Depreciation and amortization	7,464	7,107	6,789
Other operating income, net	(392)	(669)	(652)

Operating earnings	55,313	52,162	49,151
Interest expense, net	3,758	3,505	3,299

Income from continuing operations before income taxes	51,555	48,657	45,852
Income tax provision	20,050	19,188	18,035

Income from continuing operations	31,505	29,469	27,817
Loss from discontinued operations, net of tax	—	—	—

Net income	$31,505	$29,469	$27,817

	2009 Quarterly Data
	12/31/2009	9/30/2009	6/30/2009	3/31/2009

Net revenue	$2,040,424	$2,034,792	$2,013,780	$1,948,628
Cost of goods sold	1,831,911	1,823,586	1,809,009	1,758,732

Gross margin	208,513	211,206	204,771	189,896
Selling, general and administrative expenses	147,361	149,026	151,044	145,660
Depreciation and amortization	6,682	6,721	6,046	5,816
Other operating income, net	(1,287)	(1,233)	(1,265)	(1,460)

Operating earnings	55,757	56,692	48,946	39,880
Interest expense, net	3,194	3,202	3,291	3,341

Income from continuing operations before income taxes	52,563	53,490	45,655	36,539
Income tax provision	20,524	18,803	17,880	14,181

Income from continuing operations	32,039	34,687	27,775	22,358
Loss from discontinued operations, net of tax	308	—	(4,127)	(8,382)

Net income	$32,347	$34,687	$23,648	$13,976

	2008 Quarterly Data
	12/31/2008	9/30/2008	6/30/2008	3/31/2008

Net revenue	$1,957,848	$1,786,858	$1,771,230	$1,727,301
Cost of goods sold	1,758,315	1,602,225	1,589,678	1,551,910

Gross margin	199,533	184,633	181,552	175,391
Selling, general and administrative expenses	147,592	134,540	134,948	128,170
Depreciation and amortization	5,612	5,667	5,394	5,282
Other operating income, net	(2,009)	(1,893)	(1,898)	(1,021)

Operating earnings	48,338	46,319	43,108	42,960
Interest expense, net	3,339	6,284	2,837	3,539

Income from continuing operations before income taxes	44,999	40,035	40,271	39,421
Income tax provision	17,590	14,687	15,811	15,381

Income from continuing operations	27,409	25,348	24,460	24,040
Loss from discontinued operations, net of tax	(7,206)	(64)	(828)	168

Net income	$20,203	$25,284	$23,632	$24,208

	Annual Data
	2009	2008	2007

Net revenue	$8,037,624	$7,243,237	$6,694,596
Cost of goods sold	7,223,237	6,502,129	6,024,022

Gross margin	814,387	741,108	670,574
Selling, general and administrative expenses	593,092	545,249	515,124
Depreciation and amortization	25,265	21,955	20,856
Other operating income, net	(5,245)	(6,821)	(6,187)

Operating earnings	201,275	180,725	140,781
Interest expense, net	13,028	15,999	23,148

Income from continuing operations before income taxes	188,247	164,726	117,633
Income tax provision	71,388	63,469	46,222

Income from continuing operations	116,859	101,257	71,411
Loss from discontinued operations, net of tax	(12,201)	(7,930)	1,299

Net income	$104,658	$93,327	$72,710

Owens & Minor, Inc.

Financial Statistics (unaudited)

(dollars in thousands)

	2010 Quarterly Data
	9/30/2010	6/30/2010	3/31/2010

Operating results:
Net revenue	$2,063,879	$2,019,893	$1,969,670

Gross margin	$203,954	$198,940	$197,001
Gross margin as a percent of net revenue	9.88%	9.85%	10.00%

Selling, general and administrative expense	$141,569	$140,340	$141,713
Selling, general and administrative expense as a percent of net revenue	6.86%	6.95%	7.19%

Operating earnings	$55,313	$52,162	$49,151
Operating earnings as a percent of net revenue	2.68%	2.58%	2.50%

Income from continuing operations	$31,505	$29,469	$27,817
Income from continuing operations as a percent of net revenue	1.53%	1.46%	1.41%

	2009 Quarterly Data
	12/31/2009	9/30/2009	6/30/2009	3/31/2009

Operating results:
Net revenue	$2,040,424	$2,034,792	$2,013,780	$1,948,628

Gross margin	$208,513	$211,206	$204,771	$189,896
Gross margin as a percent of net revenue	10.22%	10.38%	10.17%	9.75%

Selling, general and administrative expense	$147,361	$149,026	$151,044	$145,660
Selling, general and administrative expense as a percent of net revenue	7.22%	7.32%	7.50%	7.47%

Operating earnings	$55,757	$56,692	$48,946	$39,880
Operating earnings as a percent of net revenue	2.73%	2.79%	2.43%	2.05%

Income from continuing operations	$32,039	$34,687	$27,775	$22,358
Income from continuing operations as a percent of net revenue	1.57%	1.70%	$1.38%	1.15%

	2008 Quarterly Data
	12/31/2008	9/30/2008	6/30/2008	3/31/2008

Operating results:
Net revenue	$1,957,848	$1,786,858	$1,771,230	$1,727,301

Gross margin	$199,533	$184,633	$181,552	$175,391
Gross margin as a percent of net revenue	10.19%	10.33%	10.25%	10.15%

Selling, general and administrative expense	$147,592	$134,540	$134,948	$128,170
Selling, general and administrative expense as a percent of net revenue	7.54%	7.53%	7.62%	7.42%

Operating earnings	$48,338	$46,319	$43,108	$42,960
Operating earnings as a percent of net revenue	2.47%	2.59%	2.43%	2.49%

Income from continuing operations	$27,409	$25,348	$24,460	$24,040
Income from continuing operations as a percent of net revenue	1.40%	1.42%	$1.38%	1.39%

	Annual Data
	2009	2008	2007

Operating results:
Net revenue	$8,037,624	$7,243,237	$6,694,596

Gross margin	$814,387	$741,108	$670,574
Gross margin as a percent of net revenue	10.13%	10.23%	10.02%

Selling, general and administrative expense	$593,092	$545,249	$515,124
Selling, general and administrative expense as a percent of net revenue	7.38%	7.53%	7.70%

Operating earnings	$201,275	$180,725	$140,781
Operating earnings as a percent of net revenue	2.50%	2.50%	2.10%

Income from continuing operations	$116,859	$101,257	$71,411
Income from continuing operations as a percent of net revenue	1.45%	$1.40%	1.07%